UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2010

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2010, YRC Worldwide Inc. (the “Company”) issued a news release announcing that William D. Zollars, Chairman of the Board, President and Chief Executive Officer of the Company, has informed the Company’s board of directors that he intends to retire from the Company upon the successful completion of the Company’s comprehensive recovery plan and the naming of his successor. Until his termination of employment, Mr. Zollars will continue to be a party to his Employment Agreement dated January 25, 2006, as amended (the “Employment Agreement”), the Executive Severance Agreement dated December 30, 2008 and the Indemnification Agreement dated March 9, 2007. Mr. Zollars’ retirement will not be effective earlier than December 31, 2010, and the Company has agreed that Mr. Zollars’ retirement will be deemed to have occurred on or after that date in any event. Mr. Zollars waived any severance pay under Sections 8(e)(ii) through Section 8(e)(v) of his Employment Agreement (except as applies pursuant to a Change of Control (defined therein)).

A copy of the news release announcing Mr. Zollars’ retirement is attached to this Form 8-K as Exhibit 99.1

Forward-Looking Statement:

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “upon” and similar expressions are intended to identify forward-looking statements. The Company’s expectations regarding a successful completion of its comprehensive recovery plan are only its expectations regarding these matters. The Company’s ability to complete its comprehensive recovery plan is dependent on a variety of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the Company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation) the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors, including the Company’s ability to generate sufficient cash flows and liquidity to fund operations, which raises substantial doubt about the Company’s ability to continue as a going concern, that are from time to time included in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. See “Risks and Uncertainties Regarding Future Liquidity” under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 that the Company filed with the SEC for a more complete description of the Company’s liquidity risks.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News Release dated September 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: September 28, 2010	By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release dated September 28, 2010

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